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EXHIBIT 21.1
MatrixOne Subsidiaries
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Subsidiary Incorporation             Name and Location
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Austria                              MatrixOne GmbH
                                     Matthaus-Much-StraBe 7
                                     A-5310 Mondsee
                                     Austria
                                     PH:  +43-6232-7710-0
                                     FX:  +43-6232-7710-77
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Canada                               MatrixOne Canada Corp.
                                     190 Robert Speck Parkway
                                     Suite 118
                                     Mississauga, Ontario L42 3K3
                                     PH:  905-275-2517
                                     FX:  905-273-6659
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France                               MatrixOne SARL
                                     Espace Technologique de Saint-Aubin
                                     Immeuble Apollo
                                     SAINT-AUBIN,
                                     91195 GIF sur Yvette Cedex
                                     France
                                     PH:  +33-1-69-33-1970
                                     FX:  +33-1-69-41-8293
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Germany                              MatrixOne GmbH
                                     Fraunhoferstrasse 7
                                     D-85737 Ismaning
                                     Germany
                                     PH:  +49-89-960948-0
                                     FX:  +49-89-960948-99
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Italy                                MatrixOne S.r.l.
                                     Via Grosio 10/10
                                     20131 Milano
                                     Italy
                                     PH:  +39-02-3343061
                                     FX:  +39-02-33430645
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Japan                                MatrixOne K.K.
                                     Worldwide Center 3F
                                     1-13 Sanbancho
                                     Chiyoda-ku
                                     Tokyo, Japan 102-0075
                                     PH:  +81-3-5210-0011
                                     FX:  +81-3-5210-0013
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Korea                                MatrixOne CH
                                     POSCO Center Bldg. West Tower 11th Floor
                                     892 Daechi 4-dong, Kangnam-gu,
                                     Seoul, Korea
                                     PH:  +82-2-559-0744
                                     FX:  +82-2-559-0745
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MatrixOne Subsidiaries (Continued)
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Subsidiary Incorporation             Name and Location
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Netherlands                          MxOne B.V.
                                     Hettenheuvelweg 16
                                     1101 BN Amsterdam Z.O.
                                     The Netherlands
                                     PH:  +31-20-301-0930
                                     FX:  +31-20-301-0939
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Singapore                            MatrixOne Asia Pte Ltd
                                     Regus Centre
                                     Level 21, Centennial Tower
                                     3 Temasek Avenue
                                     Singapore 039190
                                     PH:  +65-549-7190
                                     FX:  +65-549-7001
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United Kingdom                       MatrixOne Limited
                                     Trinity Court, Wokingham Road
                                     Bracknell
                                     Berkshire  RG42 1PL
                                     United Kingdom
                                     PH:  +44-1344-668-012
                                     FX:  +44-1344-668-164
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Delaware (U.S.)                      Adra Systems, Inc.
                                     Two Executive Drive
                                     Chelmsford, MA 01824
                                     PH:  (978) 322-2000
                                     FX:  (978) 452-6820
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Delaware (U.S.)                      MatrixOne Securities Corporation
                                     Two Executive Drive
                                     Chelmsford, MA 01824
                                     PH:  (978) 322-2000
                                     FX:  (978) 452-6820
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